Exhibit 99.1

ACTIVE Network Reports Second Quarter 2012 Results

•	Record Second Quarter Revenue Increases 23% Year-Over-Year to $121.6 Million

•	Year-to-Date Revenue Up 26% Over the Prior Year Period to $216.0 Million

•	Number of Registrations Increases 14% Year-Over-Year to 28.0 Million

SAN DIEGO, CALIF. – August 2, 2012 – ACTIVE Network (NYSE: ACTV), the leader in cloud-based activity and participant management™ solutions, today announced its financial results for the second quarter of 2012.

Q2 2012 Financial Highlights:

(All comparisons are made to the second quarter of 2011)

•	Total net revenue was $121.6 million, up 23% from $99.0 million.

•	Technology revenue constituted 89%, or $108.2 million of total net revenue, up 26% from $85.6 million.

•	Net registration revenue was $83.9, up 20% - including registration growth of 14% and revenue per registration growth of 5%.

•	Marketing services revenue constituted 11%, or $13.4 million of total net revenue.

•	Net loss was $2.3 million compared to a net income of $5.5 million.

•	Adjusted EBITDA, a non-GAAP financial measure, was $20.2 million. Excluding the impact of business combination accounting rules related to deferred revenue, Adjusted EBITDA was $23.8 million.

“We delivered a strong second quarter with record revenue of $121.6 million, up 23% over the prior year period,” said Dave Alberga, CEO of ACTIVE Network. “During the quarter, we achieved an important technology milestone by launching the first Hunting and Fishing permitting application built on the ACTIVE Works® platform. Our customer base continues to expand, adding key customers such as Aetna, MacWorld, and Edinburgh University Sports Union. We remain focused on strengthening our position as the leading cloud-based provider of activity and participant management solutions and continue to increase penetration in the underdeveloped activities market.”

“We are excited to see positive trends in our key metrics this quarter as registrations, one of our main drivers, accelerated 14% and revenue per registration grew 5% from the prior year period,” explained Scott Mendel, CFO of ACTIVE Network. “We experienced growth across all verticals and continued to benefit from a high degree of predictability in our model and strong renewal rates of over 95%.”

Q2 2012 Key Business Highlights

•	The Company launched an impressive suite of Business Solutions mobile applications for professional meetings and events planners, attendees and suppliers.

•

Aetna and ACTIVE Network partnered to help members become more physically active through Aetna EveractiveSM, a new social community that brings together virtual health and fitness resources with opportunities to participate in real-life local events.

•

In June, ACTIVE Network launched MeetMobile, an innovative swim app, at the national qualifying swim trials in Omaha. MeetMobile transforms the swim meet experience by giving swimmers, coaches and fans real-time, paperless access to heat sheets and event results at their fingertips. Adoption of the app has been strong with over 110,000 downloads to date and over 3.0 million user sessions.

Business Outlook

For the third quarter of 2012, ACTIVE Network is targeting total revenue to be in the range of $108 million to $111 million, up 22% at the midpoint compared to the same period in the prior year. Registrations are expected to grow approximately 13% to 15% and revenue per registration growth of approximately 2% to 4% compared to the same period in the prior year. The Company expects Adjusted EBITDA in the range of $14 million to $16 million. Excluding the impact of business combination accounting rules, Adjusted EBITDA is expected to be in the range of $16 million to $18 million. The Company expects a net loss of $8 million to $4 million.

For the full year of 2012, ACTIVE Network is tightening its initial guidance range. Total revenue is expected to be in the range of $425 million to $430 million, up 27% at the midpoint compared to the prior year. Adjusted EBITDA is expected to be in the range of $46 million to $48 million. Excluding the impact of business combination accounting rules, Adjusted EBITDA is expected to be in the range of $58.5 million to $60.5 million. The Company expects net loss in the range of $38 million to $31 million.

Conference Call Information

ACTIVE Network will host a conference call to discuss second quarter 2012 results today at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time). The conference call dial-in number is (866) 202-0886 for domestic participants and (617) 213-8841 for international participants. A live webcast of the conference call will also be available and can be accessed within the investor relations section of the ACTIVE Network corporate website at: http://investors.ACTIVEnetwork.com.

A replay of the call will be available starting at 7:30 p.m. Eastern Time (4:30 p.m. Pacific Time) on August 2, 2012 through 11:59 p.m. Eastern Time (8:59 p.m. Pacific Time) on August 7, 2012. To listen to the replay, dial (888) 286-8010 or (617) 801-6888 outside of the United States and use the passcode 58040522. The replay will also be available via webcast at: http://investors.ACTIVEnetwork.com.

About ACTIVE Network

ACTIVE Network (NYSE: ACTV) is on a mission to make the world a more active place. With deep expertise in activity and participant management™, our ACTIVE Works® cloud technology helps organizations transform and grow their businesses. We do this through technology solutions that power the world’s activities, as well as online destinations such as ACTIVE.com® that connect people with the things they love to do. Serving over 50,000 global business customers and driving over 80 million transactions annually, we help organizations get participants, manage their events and build communities. ACTIVE Network is headquartered in San Diego, California and has over 30 offices worldwide. Learn more at ACTIVEnetwork.com or ACTIVE.com and engage with us on Twitter @ACTIVEnetwork, @ACTIVE and on Facebook.

Note With Respect to Non-GAAP Financial Measures

In addition to using GAAP financial results, the Company’s management measures and reports non-GAAP financial measures, including Adjusted EBITDA, Non-GAAP net income (loss) and Non-GAAP net income (loss) per share. The most directly comparable GAAP financial results for these non-GAAP financial measures are Net income (loss), Net income (loss) and Net income (loss) per share, respectively. Management uses these non-GAAP financial measures to evaluate the Company’s performance and operations. Management also uses these non-GAAP financial measures for business planning, to evaluate acquisition opportunities and as a measurement to create incentives and to compensate the Company’s management team. In addition, management believes the exclusion or inclusion of certain amounts in calculating these non-GAAP financial measures can provide a useful measure to investors for period-to-period comparisons. These non-GAAP financial measures, however, should be used in addition to, and in conjunction with, the Company’s financial results presented in accordance with GAAP. The Company strongly encourages investors to review its financial statements in their entirety and to not rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare the Company’s results with other companies’ non-GAAP financial measures having the same or similar names. Please see Reconciliation of GAAP to Non-GAAP Results below for a reconciliation of our GAAP to non-GAAP financial measures.

Forward-Looking Statements

The Active Network, Inc. cautions you that the statements included in this press release that are not a description of historical facts are forward-looking statements within the meaning of the federal securities laws. Any such statements are subject to substantial risks and uncertainties, including the Company’s ability to generate revenue and control expenses in order to achieve and maintain profitability, the Company’s ability to maintain an adequate rate of growth, including growing its registrations and revenue from registrations, and the Company’s ability to successfully manage its acquisitions and investments in businesses, applications and technologies, as well as the other risks detailed from time to time in the reports it files with the Securities and Exchange Commission. As a result of these risks and uncertainties, the Company’s actual results may differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

THE ACTIVE NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net Revenue:
Technology revenue	$108,155	$85,553	$192,275	$148,661
Marketing services revenue	13,409	13,452	23,727	23,056

Total net revenue	121,564	99,005	216,002	171,717

Cost of net revenue:
Cost of technology revenue	50,812	38,707	96,467	71,695
Cost of marketing services revenue	2,115	1,480	3,431	2,642

Total cost of net revenue	52,927	40,187	99,898	74,337

Gross profit	68,637	58,818	116,104	97,380

Operating expenses:
Sales and marketing	24,284	18,914	49,308	35,854
Research and development	21,121	16,377	42,330	32,553
General and administrative	16,903	12,308	33,447	22,896
Amortization of intangibles	5,596	3,718	11,288	7,421

Total operating expenses	67,904	51,317	136,373	98,724

(Loss) income from operations	733	7,501	(20,269)	(1,344)
Interest income	25	29	50	59
Interest expense	(90)	(1,406)	(241)	(2,690)
Other income (expense), net	(524)	193	877	142

(Loss) income before provision for income taxes	144	6,317	(19,583)	(3,833)
Provision for income taxes	2,469	788	3,080	1,580

Net (loss) income	(2,325)	5,529	(22,663)	(5,413)
Accretion of redeemable convertible preferred stock	—	(4,400)	—	(11,810)

Net (loss) income attributable to common stockholders	$(2,325)	$1,129	$(22,663)	$(17,223)

Net (loss) income per share attributable to common stockholders:
Basic	$(0.04)	$0.04	$(0.39)	$(0.96)

Diluted	$(0.04)	$0.03	$(0.39)	$(0.96)

Weighted-average shares used to compute net (loss) income per share attributable to common stockholders:
Basic	58,322	27,269	57,655	17,943

Diluted	58,322	36,877	57,655	17,943

THE ACTIVE NETWORK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	June 30, 2012	December 31, 2011
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$107,806	$108,699
Restricted cash	875	1,502
Accounts receivable, net	80,926	66,469
Inventories	3,973	1,662
Prepaid expenses and other current assets	7,249	6,179

Total current assets	200,829	184,511
Property and equipment, net	33,690	33,830
Software development costs, net	48,105	45,093
Goodwill	243,089	243,320
Intangible assets, net	76,026	90,340
Other long-term assets	2,322	2,133

Total assets	$604,061	$599,227

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,903	$8,516
Registration fees payable	112,349	72,405
Accrued expenses	39,078	41,106
Deferred revenue	67,886	54,919
Current portion of long-term debt	10,000	5,000
Capital lease obligations, current portion	1,431	3,317
Other current liabilities	2,976	42,613

Total current liabilities	240,623	227,876
Capital lease obligations, net of current portion	801	1,652
Other long-term liabilities	5,915	6,147
Deferred tax liability	18,700	16,913

Total liabilities	266,039	252,588
Stockholders’ equity:
Common stock	61	58
Treasury stock	(11,959)	(11,959)
Additional paid-in capital	639,955	625,875
Accumulated other comprehensive income	7,886	7,923
Accumulated deficit	(297,921)	(275,258)

Total stockholders’ equity	338,022	346,639

Total liabilities and stockholders’ equity	$604,061	$599,227

THE ACTIVE NETWORK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30,
	2012	2011
Operating activities
Net loss	$(22,663)	$(5,413)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	30,094	21,508
Stock-based compensation expense	7,331	2,812
Deferred tax liability	1,799	1,570
Other non-cash items	(931)	1,217
Change in operating assets and liabilities, net of effect of acquisitions:
Restricted cash	627	—
Accounts receivable	(14,690)	(21,797)
Inventories	(2,311)	(1,810)
Prepaid expenses and other assets	(1,318)	(3,498)
Accounts payable and accrued expenses	(3,201)	782
Registration fees payable	39,944	58,899
Income taxes payable	249	—
Deferred revenue	13,105	11,461
Deferred rent	184	661

Net cash provided by operating activities	48,219	66,392
Investing activities
Purchases of property and equipment	(9,343)	(5,326)
Capitalized software development	(10,996)	(9,481)
Cash (paid) received for acquisitions, net of cash acquired	(38,037)	520
Payment of contingent consideration	—	(625)

Net cash used in investing activities	(58,376)	(14,912)
Financing activities
Proceeds from issuance of common stock and repurchase of unvested common stock	6,850	2,747
Payments on capital lease obligations	(2,737)	(1,233)
Proceeds from (repayments of) long-term debt	5,000	(41,628)
Net proceeds from initial public offering	—	114,700

Net cash provided by financing activities	9,113	74,586
Effect of exchange rates on cash	151	—

Net (decrease) increase in cash and cash equivalents	(893)	126,066
Cash and cash equivalents at beginning of period	108,699	31,441

Cash and cash equivalents at end of period	$107,806	$157,507

THE ACTIVE NETWORK, INC.

SUPPLEMENTARY DATA

(In thousands, except revenue per registration)

(Unaudited)

Operational Data:	Three Months Ended June 30,		% change		Six Months Ended June 30,		% change
	2012	2011			2012	2011
Net registration revenue	$83,854	$69,741	20%		$147,373	$121,174	22%
Registrations	28,036	24,597	14%		46,259	39,456	17%
Net registration revenue per registration	$2.99	$2.84	5%		$3.19	$3.07	4%

Gross Profit Margin:	Three Months Ended June 30,		% or bps change		Six Months Ended June 30,		% or bps change

	2012	2011			2012	2011
Total net revenue	$121,564	$99,005	23%		$216,002	$171,717	26%
Add: impact of business combination accounting rules	3,652	252			8,268	585

Non-GAAP total net revenue	$125,216	$99,257	26%		$224,270	$172,302	30%

GAAP gross profit	$68,637	$58,818	17%		$116,104	$97,380	19%
Add back: stock-based compensation	192	39			252	55
Add back: depreciation & amortization	7,950	5,544			15,668	10,899
Add: impact of business combination accounting rules	3,652	252			8,268	585

Non-GAAP gross profit	$80,431	$64,653	24%		$140,292	$108,919	29%

Gross profit margin:
GAAP gross profit margin	56.5%	59.4%	(290	) bps	53.8%	56.7%	(290	) bps
Non-GAAP gross profit margin	64.2%	65.1%	(90	) bps	62.6%	63.2%	(60	) bps

Stock-Based Compensation Expense:	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Cost of net revenue	$192	$39	$252	$55
Sales and marketing	1,006	576	1,702	763
Research and development	668	203	1,120	321
General and administrative	2,436	1,250	4,257	1,673

Total stock-based compensation	$4,302	$2,068	$7,331	$2,812

THE ACTIVE NETWORK, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share data)

(Unaudited)

Non-GAAP Earnings:	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Non-GAAP net (loss) income:
GAAP net (loss) income	$(2,325)	$5,529	$(22,663)	$(5,413)
Add back: stock-based compensation	4,302	2,068	7,331	2,812
Add back: amortization of intangibles	7,074	5,151	14,231	10,247
Add: impact of business combination accounting rules	3,652	252	8,268	585
Income tax effect	(5,260)	(2,615)	(10,441)	(4,775)

Non-GAAP net (loss) income	$7,443	$10,385	$(3,274)	$3,456

Non-GAAP shares:
GAAP shares - basic	58,322	27,269	57,655	17,943
Add: preferred stock conversion	—	20,551	—	27,552

Non-GAAP shares - basic	58,322	47,820	57,655	45,495

GAAP shares - diluted	58,322	36,877	57,655	17,943
Add: preferred stock and other securities conversion	6,640	20,551	—	36,754

Non-GAAP shares - diluted	64,962	57,428	57,655	54,697

Non-GAAP net (loss) income per share:
Basic	$0.13	$0.22	$(0.06)	$0.08

Diluted	$0.11	$0.18	$(0.06)	$0.06

Adjusted EBITDA:	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
Net (loss) income	$(2,325)	$5,529	$(22,663)	$(5,413)
Add back: interest expense, net	65	1,377	191	2,631
Add back: provision for income taxes	2,469	788	3,080	1,580
Add back: depreciation and amortization	15,118	10,837	30,094	21,508
Add back: stock-based compensation	4,302	2,068	7,331	2,812
Add back: other (income) expense, net	524	(193)	(877)	(142)

Adjusted EBITDA	$20,153	$20,406	$17,156	$22,976

Add: impact of business combination accounting rules	3,652	252	8,268	585

Adjusted EBITDA excluding the impact of business combination accounting rules	$23,805	$20,658	$25,424	$23,561

THE ACTIVE NETWORK, INC.

FUTURE PERFORMANCE - 3RD QUARTER AND FULL YEAR 2012 OUTLOOK

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands)

	Estimated 3rd Quarter 2012		Estimated Full Year 2012
	Low End	High End	Low End	High End
Net loss	$(8,000)	$(4,000)	$(38,000)	$(31,000)
Interest, taxes and other	1,000	1,000	4,000	3,000
Depreciation and amortization	16,000	15,000	62,000	60,000
Stock-based compensation	5,000	4,000	18,000	16,000

Adjusted EBITDA	$14,000	$16,000	$46,000	$48,000

Add: impact of business combination accounting rules	2,000	2,000	12,500	12,500

Adjusted EBITDA excluding the impact of business combination accounting rules	$16,000	$18,000	$58,500	$60,500

###

© 2012 The Active Network, Inc. All rights reserved. ACTIVE.com, ACTIVE Works and StarCite are registered trademarks of The Active Network, Inc. ACTIVE Network is a trademark of The Active Network, Inc. All other trademarks are the property of their respective owners.

Media Contact:	Investor Contact:

Mona Klausing, ACTIVE Network	Brinlea Johnson, The Blueshirt Group
Mona.Klausing@ACTIVENetwork.com	Brinlea@BlueshirtGroup.com
1-858-964-3813	1-212-331-8424